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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 29, 2004

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (Exact name of registrant as specified in its charter)


        Delaware                   333-113636                  20-0842986
        --------                   ----------                  ----------
    (State or Other               (Commission               (I.R.S. Employer
      Jurisdiction                File Number)            Identification No.)
   of Incorporation)

383 Madison Avenue
New York, New York                                               10179
 ---------------------                                         ----------
 (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrants telephone number, including area code, is (212) 272-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 9.01(c).     Financial  Statements,  Pro Forma Financial  Information and
Exhibits.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:

            1. Pooling and Servicing Agreement, dated as of October 1, 2004, among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation, as seller and master servicer and LaSalle Bank National Association, as trustee.



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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    BEAR STEARNS ASSET BACKED SECURITIES I LLC

                                    By: /s/ Matthew Perkins
                                        -----------------------------
                                        Name: Matthew Perkins
                                        Title:  Vice President

Dated: November 15, 2004







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                                  EXHIBIT INDEX


                     Item 601 (a) of    Sequentially
Exhibit              Regulation S-K     Numbered
Number               Exhibit No.        Description             Page
------               --------------     -----------             ----
1                    4                  Pooling and Servicing   5
                                        Agreement